                               A D G R V  T

255--LEASE, FOR BUSINESS AND                COPYRIGHT(c) 1967 BY ALL-STATE LEGAL
COMMERCIAL PREMISES IND. OR CORP.              SUPPLY CO.  269 SHEFFIELD STREET,
                                               MOUNTAINSIDE, NJ 07092

This Lease Agreement, made the      day of         1992,

     Between

Landlord

CROES-PECORINO INDUSTRIAL CO., a New Jersey Partnership,

residing or located at P.0. Box 509 in the Township of Saddle Brook in the County of Bergen and State of New Jersey, herein designated as the Landlord,

     And

Tenant
          EPS ENVIRONMENTAL INC.

residing or located 525 Palmer Avenue in the Borough of Maywood in the County of Bergen and State of New Jersey, herein designated as the Tenant;

Premises

     Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:
One--story building consisting of approximately 9,476 square feet and commonly known and designated as 520 Victor Street, Saddle Brook, New Jersey. 07662

Term

for a term of five (5) years commencing on May 1, 1992, and ending on April 30, 1997, to be used and occupied only and for no other purpose than sales, marketing and storage of Mercon products and uses directly related thereto.

Use

Payment of Rent

     Upon the following Conditions and Covenants:

     1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of $260,590.00 (Two hundred sixty thousand five hundred ninety dollars) in the following manner:

$3,553.50 per month in advance during the first year of the term hereof; $3,948.34 per month in advance during the second year of the term hereof; $4,343.17 per month in advance during the third year of the term hereof; $4,738.00 per month in advance during the fourth year of the term hereof; and $5,132.84 per month in advance during the fifth year of the term hereof.

Repairs and Care

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

Glass, etc. Damage Repairs

     3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

Alterations Improvements

     4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Lights

     5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform, with all municipal ordinances or other laws and regulations applicable thereto. Landlord's consent shall not be unreasonably withheld.

Utilities

     6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not valid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

Compliance with Laws etc.

     7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations; requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability Insurance

     8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $500,000.00 for injuries to one person and $1,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $100,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums thereofor, not less than fifteen days prior to the commencement of the term hereof, or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause
[TEXT MISSING]

Indemnification

Assignment

     9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof. See Rider attached hereto.

Restriction of use

     10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor or any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

Mortgage Priority

     11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

Condemnation

Eminent Domain

     12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary, or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

Fire and other Casualty

     13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Reimbursement of Landlord

     14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection and Repair

     15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

     16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Increase of Insurance Rates

     17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Removal of Tenant's Property

     18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale; if any.

Remedies upon Tenant's Default

     19th: If there should occur any default on this part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to this payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of this difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of this unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination on Default

     20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

Non-Liability of Landlord

     21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from this carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

Non-Waiver by Landlord

     22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future of the Landlord of any such conditions and covenants, options, elections
[TEXT MISSING]

Non-Performance by Landlord

     23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

     24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices

     25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

     26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, an enjoy the leased premises for the term aforementioned.

Entire Contract

     27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Mechanics' Liens

     30th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within 15 days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of the lease, in addition to such as are permitted by law.

Waiver of Subrogation Rights

     31st: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

Security

     32nd: The Tenant has this day deposited with the Landlord the sum of $3948.34 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of this term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of this reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord. At the commencement of the 4th year and again at the commencement of the 5th year of the term hereof, Tenant shall increase the amount of the security deposit to equal 2 months of base rent (the original amount for the first 3 years equals 2 months of base rent during the 2nd year of the term hereof).

*Balance of Security Deposit, 3,948.34 to be paid Nov 1-1992


                SEE RIDERS ANNEXED HERETO AND MADE A PART HEREOF.

[ILLEGIBLE]

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

                                               CROES-PECORINO INDUSTRIAL CO.

                                               /s/ Louis Croes, Jr.
Signed, Sealed and Delivered                   --------------------------------
     in the presence of                        Louis Croes, Jr. Partner Landlord
       or Attested by
                                               EPS ENVIRONMENTAL INC.
/s/ Arle Pierro
------------------------------                 /s/ Joseph Kemprowski
Arle Pierro, Vice Pres. & Sec.                 ---------------------------------
                                               Joseph Kemprowski, Pres. Tenant

State of New Jersey, County of                        )ss.: Be it Remembered,
that on              19  , before me, the subscriber,

personally appeared

who, I am satisfied, _______________ the person named in and who executed the within Instrument, and thereupon ____________________ acknowledged that ________________ signed, sealed and delivered the same as act and deed, for the uses and purposes therein expressed.




State of New Jersey, County of                        )ss.: Be it Remembered,
that on              19  , before me, the subscriber,

personally appeared
who, being by me duly sworn on h_______ oath, deposes and makes proof to my satisfaction, that he is the _______________________ Secretary of ______________________ the Corporation named in the within Instrument; that
__________________________ is the ____________________ President of said
Corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said __________ President as and for the voluntary act and deed of said Corporation, in presence of deponent, who thereupon subscribed h__________ name thereto as attesting witness.

Sworn to and subscribed before me,
the date aforesaid.


                                     Lease
================================================================================



                                       TO


================================================================================
Dated,                                                                   ,19
================================================================================

Expires,

Rent,$




Prepared by:


                               ASSIGNMENT OF LEASE

     For one dollar and other good and valuable consideration, the Tenant as Assignor assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.


----------------------------                       ----------------------------
                    Assignee                                           Assignor


                                                    ----------------------------
                                                                        Landlord

                            RIDER TO LEASE AGREEMENT
Dated:        , 1992

Between: CROES-PECORINO INDUSTRIAL CO.,
         a New Jersey Partnership, Landlord

And:     EPS ENVIRONMENTAL INC., Tenant

     33rd: Tenant shall have the right to sublet or assign in whole or in part, but Tenant will remain responsible for the rent and other obligations provided in this lease agreement.

     34th: Prior to taking occupancy, Tenant shall:


     A. Arrange to have the gas, electric and water billings transferred to its name;

     B.   Pay in full the first month's rent;

    *C.   Pay in full the security deposit;

     D.   Furnish the Landlord with the applicable certificate of occupancy;

     E. Furnish the Landlord with the applicable insurance policy or policies together with evidence of payment of premiums therefore;

     F. Pay to the Landlord its proportionate share of second quarter, 1992 real estate taxes as otherwise set forth herein.

*3948.34 of Security deposit to be paid at signing of Lease Balance of 3948.34 to be paid Nov 1-92

     35th: Prior to taking occupancy, Tenant shall obtain its own cost and expense a certificate of occupancy for its intended use

     36th: Each rental payment is due on the first day of each month in advance. In the event any such payment is more than ten (10) days late, there shall be a late fee or penalty payable as additional rent in the amount of 5% of the overdue payment.

     37th: Upon taking possession of premises, Tenant shall be deemed to have accepted the premises in its "as is" condition, except for any of the alterations on the Additional Rider comprising a portion of this lease agreement, which may not have been completed at the time Tenant takes occupancy.

     38th: Landlord agrees to make the alterations contained in the Additional Rider attached to and made a part of this lease agreement at its own cost and expense. Landlord further agrees to attempt to complete all the alterations prior to the date of occupancy and, if unsuccessful, as soon thereafter as practical.

     39th: Tenant represents that its operation of the premises shall not involve the use of "hazardous substances" or "hazardous wastes" as defined by ECRA and that its SIC number is 7310 5160 & 6299

     40th: Landlord agrees to provide parking for up to twenty (20) cars.

     41st: Tenant represents that its use will involve no manufacturing or assembly.

Rider to Lease Agreement
Croes-Pecorino Industrial Co.
and EPS Environmental Inc.
Page -2-

     42nd: This lease is intended to be what is commonly known as a "Net Net Net Lease" whereby all expenses in connection with the property shall be the obligation of the Tenant.

     43rd: In addition to the rent and other expenses and obligations required of the Tenant herein, the Tenant shall pay the real estate taxes affecting the demised premises which are also known as Block 707, Lot 30 and incorrectly set forth on the tax bill as 530 Victor Street, Saddle Brook, New Jersey. Taxes shall be paid to the Landlord quarterly on the first day of each calendar quarter in advance and shall be considered as additional rent. Taxes for the second quarter of 1992 shall be apportioned and Tenant shall pay two-thirds (2/3) of the quarterly billing prior to taking occupancy (second quarter taxes equal $1,786.00 and Tenant's share equals $1,190.67).

     44th: By way of a concession, Tenant shall be excused from paying one month's base rent, provided Tenant is not otherwise in default with respect to any of its other obligations under this lease agreement. The excused rental period shall be the rent for the month of April, 1993 (the 12th month of the term hereof).

     45th: Tenant shall have the right during the first 6 months of the term hereof to purchase the entire parcel of land of which the demised premises are a part. The entire parcel consists of approximately 1.25 acres and includes an adjoining piece of land to the demised premises with an additional building contained thereon. The purchase price shall be negotiated between the parties and the closing date at Tenant's option can be set for any time during the original term of this lease agreement. Any subdivisions or other approvals or permits necessary to accomplish this transaction shall be Tenant's obligation and at Tenant's sole cost and expense.

     In order to exercise the rights granted in this paragraph, Tenant shall have successfully negotiated a purchase price and furnished Landlord with written notice of its intention to exercise this right by certified mail, return receipt requested during the first 6 months of the term hereof. In order to be effective, any such notice must also include a nonrefundable deposit by certified check made payable to the Landlord in the amount of 10% of the purchase price.

     Tenant shall give the Landlord at least 30 days notice of the date of closing if Tenant exercises its rights under the provisions of this paragraph.

Rider to Lease Agreement
Croes--Pecorino Industrial Co.
and EPS Environmental Inc.
Page -3-

     46th: At any time during the first 2 1/2 years of the term hereof, Tenant shall have the right to unilaterally declare the last 2 years of the term of this lease agreement to be null and void, in which event this lease agreement will terminate at the end of 3 years. In order to exercise this right, Tenant must not be in default with respect to any of its other obligations under this lease agreement and must notify the Landlord within the said 2 1/2 year period in writing by certified mail, return receipt requested.


                                                CROES-PECORINO INDUSTRIAL CO.

                                                By: /s/ Louis Croes, Jr.
                                                   -----------------------------
                                                   Louis Croes, Jr., Partner

                                                   EPS ENVIRONMENTAL INC.




/s/ Arle Pierro                                 By: /s/ Joseph Kemprowski
-------------------------------------              -----------------------------
Arle Pierro, Vice Pres. and Secretary              Joseph Kemprowski, President

                       ADDITIONAL RIDER TO LEASE AGREEMENT

Dated:                                                  , 1992

Between:        CROES-PECORINO INDUSTRIAL CO.,
                a New Jersey Partnership, Landlord

And:            EPS ENVIRONMENTAL INC., Tenant

     Landlord agrees to perform the following alterations at its own cost and expense and to do so before the commencement of this lease agreement or as soon thereafter as practical:

     1. Front door to be replaced. Door and trim to be painted black.

     2. Small brass lamp fixture to be placed over entrance door.

     3. Reception area in front office section to be painted with color to be selected by Tenant.

     4. A third office area, approximately 25 feet by 40 feet, shall be constructed behind the two existing office areas and it shall contain one partition, one 3 foot door, dropped ceilings, recessed lights, and walls to be painted with color to be selected by Tenant.

     5. All three office areas (approximately 3,000 square feet) are to be carpeted with Aladdin carpet in a color to be selected by Tenant.

     6. Exterior concrete around windows and walls in front and west side of building by offices to be repaired.

     7. Glass to be replaced in two large windows in rear storage area.

     8. Baseboard hot water gas fueled heat to be installed in all office areas.

     9. New heating units to be installed in rear section of building.

     10. New central air conditioning to be installed in all office areas and a wall unit in rear area.



                                               CROES-PECORINO INDUSTRIAL CO.

                                               By: /s/ Louis Croes, Jr
                                                  ------------------------------
                                               Louis Croes, Jr., Partner



                                               EPS ENVIRONMENTAL INC.



/s/ Arle Pierro                                By: Joseph Kemprowski
---------------------------------              ---------------------------------
Arle Pierro, Vice Pres. and                    Joseph Kemprowski
      Secretary